UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 1934)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material under §240.14a-12

HAWAIIAN ELECTRIC INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

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☐ Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Innovation For The Next Generation Forward Looking Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,”“will,”“anticipate,”“estimate,”“expect,”“project,”“intend,”“plan,”“believe,”“predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. NEE and HEI caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, potential benefit of tax basis step up to HEI shareholders, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that HEI may be unable to obtain shareholder approval for the merger or that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction, including the value of a potential tax basis step up to HEI shareholders, may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s or NEE’s most recent Annual Reports on Form 10-K filed with the Securities and Exchange Commission. These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in NEE’s and HEI’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and neither NEE nor HEI undertakes any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise. Additional Information And Where To Find It This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination transaction between NEE and HEI will be submitted to the shareholders of HEI for their consideration. NEE will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of HEI that also constitutes a prospectus of NEE. HEI will provide the proxy statement/prospectus to its shareholders. NEE and HEI also plan to file other documents with the SEC regarding the proposed transaction. This document is not a substitute for any prospectus, proxy statement or any other document which NEE or HEI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HEI ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from NEE’s website (www.investors.nexteraenergy.com) under the heading “Investor Relations” and then under the heading “SEC Filings.” You may also obtain these documents, free of charge, from HEI’s website (www.hei.com) under the tab “Investor Relations” and then under the heading “SEC Filings.” Additional information about the proposed transaction is available at a joint website launched by the companies at www.forhawaiisfuture.com. Participants In The Merger Solicitation NEE, HEI, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from HEI shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of HEI shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about NEE’s executive officers and directors in its definitive proxy statement filed with the SEC on April 4, 2014. You can find information about HEI’s executive officers and directors in its definitive proxy statement filed with the SEC on March 25, 2014 and in its Annual Report on Form 10-K filed with the SEC on February 21, 2014. Additional information about NEE’s executive officers and directors and HEI’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available. You can obtain free copies of these documents from NEE and HEI using the contact information above. Learn more about our proposed merger: visit ForHawaiisFuture.com To learn more about our clean energy story, we invite you to visit: NextEraEnergy.com/crr To learn more about our clean energy story, we invite you to visit: NextEraEnergy.com/crr Renewable Energy For The Next Generation Together, Hawaiian Electric and NextEra Energy will develop Hawai‘i-specific energy solutions: Triple distributed solar – including rooftop Lower electric bills Strengthen and accelerate Hawai‘i’s clean energy future Helping NextEra Energy: Supplies enough solar and wind energy to power approximately 3,300,000 homes #1generator of renewable energy from the wind and sun in the world 19 states meet their renewable energy goals NextEra Energy: Top 10 4.7 million in the world for innovation – Fortune’s 2015 World’s Most Admired Companies smart meters – creating one of the largest and most advanced electric systems in the nation Together, Hawaiian Electric and NextEra Energy will develop Hawai‘i-specific energy solutions: Accelerate the modernization of Hawai‘i’s electric system Lower electric bills Provide more service options Strengthen and accelerate Hawai‘i’s clean energy future $15 billion invested since 2010 – making Florida’s electric system smarter, stronger and more reliable

Social Respsonsibility For The Next Generation Aloha This is a transformational opportunity for Hawaiian Electric and its stakeholders. Hawaiian Electric and NextEra Energy share a common vision. And by working together, we will accelerate the achievement of a more affordable clean energy future for Hawai‘i. Mahalo for your support. To learn more about our clean energy story, we invite you to visit: NextEraEnergy.com/crr To learn more about our commitment to our communities, we invite you to visit: NextEraEnergy.com/crr NextEra Energy: #1green utility in North America and #4 in the world – Energy Intelligence 50,000 community service hours donated by thousands of employees who serve on hundreds of nonprofit boards Top 10 in the world for community responsibility – Fortune’s 2015 World’s Most Admired Companies Together, Hawaiian Electric and NextEra Energy will develop Hawai‘i-specific energy solutions: Maintain Hawaiian Electric’s support for communities through volunteerism and current level of corporate glving Strengthen and accelerate Hawai‘i’s clean energy future Lower electric bills Work toward Hawai‘i’s triple bottom line: kuleana, ma¯lama pono, and aloha Affordable, Reliable Energy For The Next Generation NextEra Energy: 99% 25% 99.98% less foreign oil than in 2001 - saving Florida customers more than $7.5 billion on fuel below the national average - typical residential electric bills in Florida service reliability - ranked among the best in the nation Together, Hawaiian Electric and NextEra Energy will develop Hawai‘i-specific energy solutions: Lower electric bills Deliver approximately $60 million in customer savings No general base rate increase for at least four years Accelerate the modernization of Hawai‘i’s electric system